EXHIBIT 32


                                  Certification
                Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Three Shades For Everybody, Inc., a Delaware corporation, does hereby certify, to such officer's knowledge, that the Annual Report on Form 10-K/A for the fiscal year ended June 30, 2009 of Three Shades For Everybody, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Three Shades For Everybody, Inc.

Dated: February 11, 2010
                                           /s/ Daniel Masters
                                           -------------------------------------
                                           Daniel Masters
                                           Chief Executive Officer


Dated: February 11, 2010
                                           /s/ Dominique Garcia
                                           -------------------------------------
                                           Dominique Garcia
                                           Chief Financial Officer


The foregoing certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-K/A or as a separate disclosure document.